SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2007

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

       NEVADA                         4700                   91-2051923
  (State or Other              (Primary Standard           (IRS Employee
  Jurisdiction of          Industrial Classification     Identification No.)
  Incorporation or                   Number)
    Organization)

                     2400 East Commercial Blvd. Suite 618
                           Ft. Lauderdale, FL 33308
                   (Address of Principal Executive Offices)

                                (954) 771-0650
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[  ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 1. Registrant's Business and Operations.

None.

Item 2.	Financial Information

None.

Item 3. Securities and Trading Markets.

None.

Item 4.	Matters Related to Accountants and Financial Statements

Item 4.02(b)	Non-Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review

(i)	On August 22, 2007, Invicta Group, Inc. (the "Company") filed  its Form
10-QSB for the quarter ended June 30, 2007. Our independent registered accountants as of that date had not completed their SAS 100 review of our financial statements in accordance with Item 310 of Regulation S-B. On August 22, 2007 and May 21, 2007, respectively, the Company submitted in its Form 10-QSB for the quarters ended June 30, 2007 and March 31, 2007, unaudited financial statements that were consolidated with that of Maupintour LLC, a wholly-owned subsidiary whose acquisition was rescinded on August 31, 2007. These financial statements will be restated to reflect the rescission and the respective changes.

(ii)	The Company's CEO William Forhan has discussed with its independent registered accountants the matters disclosed in this Form 8-K, and they were given the opportunity to review the disclosures in this Form 8-K prior to its filing.

(iii)	The Company expects to file amendments to its March 31, 2007 and June
30, 2007 Form 10-QSB's for the necessary restatements of the financials contained therein by October 10, 2007.

Item 5.	Corporate Governance and Management.

Due to material weaknesses in the Company's internal control over financial reporting during the second quarter of 2007, the Company was not able to provide to its registered public accountants the financial information of the Company and its newly acquired subsidiary Maupintour LLC (subsequently rescinded) in a timely manner to have a SAS 100 review in accordance with Item 310 of Regulation S-B. The Company realizes it needs a full time CFO that can provide timely financial reporting to the auditor, versus using an outside CPA firm to send financial reporting to the auditor. The Company plans to hire a CFO in 60 days to prepare and complete the Company's annual and quarterly financials on time in the future.

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Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

Pursuant to the disclosures in the Registrant's Form 8-K filed March 29, 2007, as amended March 30, 2007, the Registrant executed, as of March 1, 2007, and closed, as of March 23, 2007, a Purchase Agreement (the "Purchase Agreement") to acquire the stock of Maupintour LLC ("Maupintour"), a Nevada corporation, from William Kirby and Extraordinary Vacations USA Inc. ("EXVG"), a Nevada corporation, (jointly the "Selling Shareholders"). The Purchase Agreement was attached as Exhibit 99.1 of the March 29, 2007 Form 8-K and is incorporated herein by reference. Pursuant to the terms of the Purchase Agreement, the consideration of the acquisition was $1 cash and assumption of debt of $900,000. The consideration further stated "If the audit shows a larger debt than $900,000..., the Buyer [Registrant] has the right to return the Corporation [Maupintour] to the Selling Shareholders and forgive money that was invested in the Corporation." Due to circumstances, the Company did not perform an audit. Accordingly, management has determined that the debt exceeded
$1,000,000 and additionally, that two creditors were seeking an aggregate indebtedness of approximately $200,000 through litigation. Accordingly, the Registrant's Board of Directors has voted to rescind the transaction effective August 31, 2007. Pursuant to the disclosures in the Registrant's Form 8-K filed March 29, 2007, as amended March 30, 2007, and the Form 8-K filed August 6, 2007, the Registrant disclosed that it was to perform an audit of the Maupintour financials and file them on EDGAR. However, because of the rescinding of the Maupintour LLC acquisition, such audit will not be completed.

Item 9. Financial Statements and Exhibits.

None.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:				Invicta Group Inc.


Date:	9/12/07				By:  /s/ William G. Forhan
 					Mr. William G. Forhan, CEO

					Invicta Group Inc.


Date:	9/12/07				By: /s/ David Scott
					Mr. David Scott, COO

					Invicta Group Inc.


Date:	9/12/07				By: /s/ Mercedes Henze
					Mercedes Henze, Director


IVIT8KRevisedMaupintourRescind9-12-07

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